EXHIBIT 99.2
                     Chartered Public Accountants Gruber
                            Steuerberatungs GmbH

                     Interim financial statement as of
                                06/30/2016
                               Ulisse GmbH
                    Salurner Strasse 12, 6020 Innsbruck

TABLE OF CONTENTS

1.  Review contract and performance of the engagement                          3
2.  Reviewer's Reoprt                                                          3
2.  Balance sheet as of 06/30/2016 compared to previous year 12/31/2015        6
3.  Profit & Loss statement 06/01/2016 compared to
    previous reporting period 06/01/2015                                       7
4.  Cash flow statement                                                       12
5.  Evidence account in accordance with Article 4 (12)
    of EStG [Income Tax Act]                                                  13
6.  Asset analysis                                                            14

To the
Members of Management of
Ulisse GmbH,
Luca Pasquini
Salurner StraBe 12, Innsbruck


We have completed the audit of the financial statements as of 31.12.2015 of

                                Ulisse GmbH,
                                 Innsbruck,
                       (referred to as "the Company")

and provide the results of our audit in the following report:


1. Review contract and performance of the engagement


By management resolution of Ulisse GmbH, Innsbruck, we were elected as reviewer for the voluntary review of fiscal year 2016. The Company, represented by the management board, concluded an review contract with us to review the financial statements as of 30.06.2016, including the accounting system pursuant to Sections 269 et seqq. UGB.

The Company is a small corporation pursuant to Section 221 UGB.

The review is a voluntary review.

We performed the review, with interruptions in August 2016 mainly at the our office in Innsbruck. The review was substantially completed at the date of this report.

Our review is based on the review contract concluded with the Company. The "General Conditions of Contract issued by the Austrian Chamber of Public Accountants and Tax Advisors" (refer to Appendix VII) form an integral part of the review contract. These conditions of contract do not only apply to the Company and the reviewer, but also to third parties. Section 275 UGB applies with regard to our responsibility and liability as reviewers towards the Company and towards third parties.

1.1. Information provided

The Company's legal representatives provided all evidence and explanations requested by us. We obtained a representation letter signed by the legal representatives which we included in our working papers.


2. Reviewer's Report

Report on the unaudited Financial Statements

We have reviewed the accompanying financial statements of Ulisse GmbH, Innsbruck, for the period from 1.1.2016 to 30.06.2016. These financial statements comprise the unaudited statement of financial position as of 30.06.2016, the unaudited income statement for the period 01.01.2016 to 30.06.2016, the unaudited Cash-Flow Statement for the period from 1.1.2016 to 30.06.2016, the unaudited Changes in Equity for the period from 1.1.2016 to
30.06.2016 and the unaudited Analysis of Changes in Fixed Assets for the period from 1.1.2016 to 30.06.2016.

Management's Responsibility for the Financial Statements

The Company's management is responsible for the preparation and fair presentation of these financial statements in accordance with Austrian Generally Accepted Accounting Principles (UGB) and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Reviewers' Responsibility

Our responsibility and liability as reviewer is guided by the General Conditions of Contract issued by the Austrian Chamber of Public Accountants and Tax Advisors towards the Company and towards third parties.

We conducted our review in accordance expert opinion KFS/PG11 "Fachgutachten des Fachsenats fUr Unternehmensrecht und Revision des Instituts fUr
Betriebswirtschaft, Steuerrecht und Organisation der Kammer der
Wirtschaftstreuhander Grundsatze fUr die prUferische Durchsicht von
AbschlUssen".

A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the international standards on auditing (ISA), the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we don't express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be mad to the financial statements referred to above for them to be in conformity with Austrian Generally Accepted Accounting Principles (UGB).

Innsbruck, on 11th August 2016

                           Stauder Schuchter Kempf
                  WirtschaftsprUfungs - und Steuerberatungs GmbH

                            /s/ Mag. Wilfried Stauder
                            Mag. Wilfried Stauder
                       Austrian Certified Public Accountant

Compilation report

To the Board of Directors of

Ulisse GmbH, 6020 Innsbruck, Salurner Strasse 12.

Report on the compilation of interim financial statement of Ulisse GmbH as of 06/30/2016:

As commissioned we have prepared the following interim financial statement of Ulisse GmbH as of 06/30/2016 - comprising of balance sheet, profit & loss statement as well as appendix - based on the accounts and inventory as well as information on balance sheet and accounting methods to be used.

This financial statement was compiled based on the activities (accounting) carries out by us and documents, books and inventory evidence submitted to us, which we did not audit - as commissioned - for correctness or plausibility, and the audit also used the information provided to us. You are directly responsible for the accounting methods as well as inventory management and annual financial statements in accordance with the accounting rules of the company (UGB) and the supplementary provisions of the articles of association.

You also responsible for the accuracy and completeness of the documents and information provided to us, even for users of the annual financial statement prepared by us. In this context, we would like to refer to the letter of representation that you have signed at our request.

The information was provided by the board of directors.

You made the decisions about the voting rights and other discretionary decisions. We have prepared this report in accordance with the expert opinion KFS/RL 26 "Principles for the preparation of annual financial statements". The enclosed General Terms & Conditions (AAB) for audit professionals of the Chamber of Chartered Accountants (KWT) in the currently valid version shall be applicable for the preparation of this report.

This statement can be sent to Third Parties only by enclosing our audit report.

If the annual financial statement prepared by us is disclosed to any Third Parties, the statements on liability against Third Parties mentioned in Point 8 of AAB for audit professionals of KWT shall be applicable.


Wirtschaftstreuhander Gruber Steuerberatungs GmbH
Hauptstrasse 14a
6401 Inzing

Inzing, 08/05/2016
Ulisse GmbH
6020 Innsbruck, Salurner Strasse 12

Balance sheet as of June 30, 2016

                                                      06/30/2016      12/31/2015

A           FIXED ASSETS
    1       TANGIBLE ASSETS
        1   OFFICE EQUIPMENT
        660 Operating and office equipment              2,621.17       2,384.34
                                                        2,621.17       2,384.34
                                                       ---------      ---------
            TOTAL TANGIBLE ASSETS                       2,621.17       2,384.34

B           CURRENT ASSETS
    1       RECEIVABLES AND OTHER ASSETS

        1   TRADE RECEIVABLES
        2196    Services not yet invoiced             214,000.00     135,000.00
                                                       ---------      ---------
                                                      214,000.00     135,000.00

        2   OTHER RECEIVABLES AND ASSETS
        2300    Other short-term receivables                0.00          95.10
        3510    VAT                                     2,103.04       5,069.23
        3550    Tax office                              2,384.70           0.00
                                                        4,487.74     140,164.33
                                                       ---------      ---------
            TOTAL RECEIVABLES                         218,487.74     140,164.33

    ll      CASH BALANCE, CHECKS, DEPOSITS WITH CREDIT INSTITUTIONS


        1   DEPOSITS WITH CREDIT INSTITUTIONS
        2801    Hypo AT785700030053405310             666,349.40     101,816.70
                                                       ---------      ---------
                                                      666,349.40     101,816.70

            TOTAL CASH                                666,349.40     101,816.70
            TOTAL CURRENT ASSETS                      884,837.14     241,981.03
                                                       ---------      ---------
            TOTAL ASSETS                              887,458.31     244.365.37





A           SHAREHOLDERS' EQUITY
    1       SHARE CAPITAL
        1   SHARE CAPITAL
        9010    Share capital                         (35,000.00)    (35,000.00)
                                                      (35,000.00)    (35,000.00)
                                                       ---------      ---------
            TOTAL SHARE CAPITAL                       (35,000.00)    (35,000.00)
    ll      NET PROFIT
        9390    Profit & Loss                        (151,240.92)          0.00
        9399    Annual profit                        (473,257.01)   (151,240.92)
            TOTAL NET PROFIT /(LOSS)                 (642,497.93)   (151,240.92)
                                                       ---------      ---------
            TOTAL SHAREHOLDERS' EQUITY               (659,497.93)   (186,240.92)

        B   PROVISIONS
        1   TAX PROVISIONS
        3020    Corporate tax                        (206,288.00)    (49,163.00)
                                                       ---------      ---------
                                                     (206,288.00)    (49,163.00)

        2   OTHER PROVISIONS
        3044    Unutilized vacation entitlements       (3,006.74)     (2,004.49)
        3060    Consultancy and financial statement
                cost                                   (5,250.00)     (2,500.00)
        3090    Other provisions                       (4,500.00)          0.00)
                                                      (12,756.74)     (4,504.49)
                                                       ---------      ---------
            TOTAL PROVISIONS                         (219,044.74)    (53,667.49)

        C   LIABILITIES
        1   TRADE LIABILITIES

        3300    Trade liabilities domestic             (5,496.49)      1,196.41
        3710    Other short-term liabilities           (2,669.15)     (2,521.07)
                                                       ---------      ---------
                                                       (8,165.64)     (1,324.66)

        2   OTHER LIABILITIES
            OTHER LIABILITIES

        3700    Payroll account                             0.00        (400.00)
        3810    Payroll account Luca Pasquini               0.00      (1,982.30)
        3811    Payroll account Gilda De Carolis         (150.00)       (150.00)
        3812    Payroll account Fabo Guccini             (150.00)       (150.00)
        3813    Payroll account Francesca Galeazzi       (150.00)       (150.00)
        3814    Payroll account Manuela Malvisi          (150.00)       (150.00)
        3815    Payroll account Franco Salvagni          (150.00)       (150.00)
                                                       ---------      ---------
                                                         (750.00)     (3,132.30)

            TOTAL OTHER LIABILITIES                      (750.00)     (3,132.30)
            TOTAL LIABILITIES                          (8,915.64)     (4,456.96)
                                                       ---------      ---------
            TOTAL LIABILITIES                        (887,458.31)   (244,365.37)

PROFIT & LOSS STATEMENT AS OF June 30, 2016
                                                      06/01/2016      06/01/2015

    1       REVENUES
        a)  Service revenue
        4240    Service revenue EU                    743,000.00      36,000.00
                                                      743,000.00      36,000.00
                                                       ---------      ---------
            TOTAL REVENUES                            743,000.00      36,000.00

    2       COST OF MATERIALS AND OTHER MANUFACTURING COSTS

        a)  Cost for services
        5700    Sub-contract services                 (23,600.00)    (10,000.00)
        5740    Expenses for services consumed         (5,380.00)          0.00
                                                      (28,980.00)    (10,000.00)
                                                       ---------      ---------
            TOTAL MATERIALS COSTS                     (28,980.00)    (10,000.00)

    3       PERSONNEL COSTS
        a)  Salaries
        6200    Salaries                              (35,818.96)    (13,431.77)
        6300    Other payments                         (8,566.98)     (2,818.27)
        6470    Provision for unutilized vacation
                entitlements                           (1.002.25)          0.00
                                                       ---------      ---------
                                                      (45,388.19)    (16,250.04)
        b)  EXPENSES FOR SEVERANCE PAYMENTS
        6401    BMVG [Works Constitution Act]
                contributions                            (687.10)       (171.77)
                                                       ---------      ---------
                                                         (687.10)       (171.77)
        c)  Expenses for legally prescribed social contributions as well as salary-dependent expenses and mandatory contributions


        6500    Legal social contributions             (9,253.83)     (3,248.30)
        6600    Employer contributions                 (1,817.84)          0.00
        6601    Surcharge for employer contribution      (173.70)          0.00
        6630    Community tax                          (1,331.58)       (487.49)
                                                      (12,576.95)     (3,735.79)
                                                       ---------      ---------
            TOTAL PERSONNEL EXPENSES                  (58.652.24)    (20,157.60)

    4       WRITE-OFFS
        a)  Depreciation on intangible assets
            and activated expenses for business
            expansion

        7010    Depreciation on fixed assets            (713.17)           0.00
        7070    Low-value assets                           0.00         (372.50)
                                                       ---------      ---------
                                                        (713.17)        (372.50)

    5       OTHER OPERATING EXPENSES
        a)  Taxes and charges if they are not dependent on income or revenues

        7171    Contributions for chambers and
                professional associations               (225.18)           0.00
        7172    Mandatory contribution to state
                government                               (38.00)           0.00
        7180    Other taxes and charges                  (92.00)        (442.80)
                                                       ---------      ---------
                                                        (355.18)        (442.80)

        b)  Office expenses
        7400    Rent                                  (7,460.78)      (4,100.00)
        7430    Heating costs                           (145.00)        (133.32)
                                                       ---------      ---------
                                                      (7,605.78)      (4,233.32)

        c)  Energy expenses
        7651    Electricity                              336.59         (189.99)
                                                       ---------      ---------
                                                         336.59         (189.99)

        d)  Advertising and similar expenses
        7651    Advertisements                           (54.00)           0.00
                                                       ---------      ---------
                                                         (54.00)           0.00

        e)  Travel expenses
        7340    Travel expenses                       (2,206.23)      (3,581.42)
        7341    Travel expenses - managing director     (423.80)      (1,249.21)
                                                       ---------      ---------
                                                      (2,630.03)      (4,830.63)

    f)      Communication expenses
        7380    Telephone                               (384.00)        (416.08)
                                                       ---------      ---------
                                                        (384.00)        (416.08)

    g)      Office expenses
        7600    Office material                         (174.00)           0.00
                                                       ---------      ---------
                                                        (174.00)           0.00

    h)      Other operating expenses
        7755    Legal consultancy expenses            (2,009.98)      (2,370.72)
        7759    Other consultancy                     (5,425.33)        (873.45)
        7760    Accounting and EDP costs              (5,231.00)        (107.70)
        7790    Costs of monetary transactions          (124.83)         (60.59)
        7802    Cent correction                           (0.06)           0.00
                                                     (12,791.20)      (3,412.46)
                                                       ---------      ---------
            TOTAL OTHER OPERATING EXPENSES           (23,658.00)     (13,525.28)

6           OPERATING PROFIT                         630,996.59       (8,055.38)
7           OTHER INTERESTS AND SIMILAR INCOME
        8100    Interest from bank deposits               12.56            0.51
                                                       ---------      ---------
                                                          12.56            0.51

8           TOTAL OTHER  INCOME
                                                          12.56            0.51
9           INCOME/(LOSS) BEFORE INCOME TAXES
                                                     631,009.15       (8,054.84)
10          INCOME TAXES

        8500    Corporate tax                       (157,749.00)        (624.00)
        8510    Capital gains tax                         (3.14)          (0.13)
                                                       ---------      ---------
                                                    (157.752.14)        (642.13)

11          NET INCOME /(LOSS)

                                                     473,257.01       (8,679.00)
12          INCOME /(LOSS) FOR THE YEAR
                                                     473,257.01       (8,679.00)
13          RETAINED EARNINGS /(DEFICIT), BEGINNING

        9390    Profit & Loss carried forward        151,240.92            0.00

14          RETAINED EARNINGS /(DEFICIT), ENDING

                                                     624,497.93       -8,679.00






Notes on interim financial statement as of 06/30/2016                        EUR

3510    VAT
    U 06/2016                                                          1,603.04
    U2016                                                                500.00
                                                                       2,103.04
3550    Tax office

    Balance tax office account 06/30/2016                              2,387.70

3020    Provision for corporate tax

    Corporate tax 2015                                                49,163.00
    Corporate tax 06/01/2016                                         157,125.00
                                                                     206.288.00

3044    Provision for unutilized vacation entitlements

    Unutilized vacation entitlements as of 06/30/2016                  3,006.74

3060    Consultancy and financial statement costs

    Financial statement 2015                                           2,500.00
    Financial statement 2016 (50%)                                     1,250.00
    Interim financial statement as of 06/30/2016                       1,500.00
                                                                       5,250.00

3090    Other provisions

    Audit by auditor as of  06/30/2016                                 4,500.00

3710    Various liabilities

    Stefano Volo 06/2016                                               2,000.00
    IKB Telekom 06/2016                                                   64.00
    Tigas 06/2016                                                         25.83
    KU 04/06/2016                                                         14.82
    WT Gruber BJ + LV 04/06/2016                                         564.50
                                                                       2,669.15

Cash flow statement as of 06/30/2016                                         EUR

    Liquid funds                             06/30/2016    01/01/2016

2801    2801Hypo AT785700030053405310           666,349       101,817
    Liquid funds total                          666,349       101,817
                                             ------------------------
    Changes to liquid funds:                                  564,533

Profit acc. to P&L                                                      473,257

plus:
    Expenses not related to cash:
Write-offs
Write-offs on financial assets

                                                       713
                                                         -                  713

minus:
    Income not related to cash::                                              -

Changes to net current assets

    Changes to stock                                     -
    Changes to services not yet invoiced            79,000
    Changes to customer payments                         -
    Changes to receivables from subsidiaries             -
    Changes to other receivables                       677
    Changes to ARAP                                      -
    Changes to trade payables                        6,693
    Changes to provisions                          165,377
    Changes to other liabilities, cleaning accounts  2,234               91,513


1. Net cash flow from ongoing business activities                       565,483

Investments                                              -                  950
Book value fixed assets                                  -                    -

2. Net cash flow from investment activities                                 950

Payment of share capital                                 -
Loan:                                                    -
Change (load repayment)                                  -
Change current account (liabilities)                     -
Dividends                                                -

3. Net cash flow from financing activities                                    -

Cash Flow (= changes liquid funds = total from 1.-3.)                   564,533

Evidence account in accordance with Article 4 (12) of EStG

                          Accounts acc.
                          to financial
                          statement          01/10/2016    Inflow         Outflow      Rebooking   06/06/2016

External financing:

Nominal capital             35,000.00          35,000.00                                             35,000.00

Capital reserves

Retained earnings

Net profit
                          ------------------------------------------------------------------------------------
Total                       35,000.00          35,000.00                                             35,000.00


Internal financing:

Net profit                624,.497.93         151,240.92       473,257.01                           624,497.93

Total                     624,.497.93         151,240.92       473,257.01                           624,497.93
                          ------------------------------------------------------------------------------------
Total share capital       624,.497.93         151,240.92       473,257.01                           624,497.93




Asset analysis as of 06/30/2016

Account: 660 Operating and business equipment

Inv-    Asset description                Procurement    Inflow    Outflow  Rebooking  Procurement
No.                                      value                                         value        Cum.
                                         01/01/2016     (AW)      (AW)     (AW)       06/30/2016   Depreciation


1-0      Notebook TECRA Z40-A-11W
         C15-4300U                      1,064.00            0.00    0.00    0.00       1,064.00          532.00

2-0      Notebook TECRA Z40-A-11V
         C15-4300U                      1,275.00            0.00    0.00    0.00       1,275.00          637.50

3-0      Notebook Tecra Z50-A-15P         990.00            0.00    0.00    0.00         990.00          330.00

4-0      Notebook Tecra A50                 0.00          950.00    0.00    0.00         950.00          158.33
                                       -------------------------------------------------------------------------
    Account total:                      3,329.00          950.00    0.00    0.00       4,279.00        1,657.83
                                       -------------------------------------------------------------------------
    Total:                              3,329.00          950.00    0.00    0.00       4,279.00        1,657.83

Inv-    Asset description              Book value   Book value    Appreciation  Depreciation
No.
                                       06/30/2016   01/01/2016


1-0      Notebook TECRA Z40-A-11W
         C15-4300U                         532.00         709.34            0.00         177.34

2-0      Notebook TECRA Z40-A-11V
         C15-4300U                         637.50         850.00            0.00         212.50

3-0      Notebook Tecra Z50-A-15P          330.00         825.00            0.00         165.00

4-0      Notebook Tecra A50                791.67           0.00            0.00         158.33
                                      -------------------------------------------------------
    Account total:                       2,621.17       2,384.34            0.00         713.71
                                      -------------------------------------------------------
    Total:                               2,621.17       2,384.34            0.00         713.71